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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 7, 2002




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



          Delaware                      1-6407                   75-0571592
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



                     One PEI Center                                18711
             Wilkes-Barre, Pennsylvania                          (Zip Code)
      (Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400










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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 7, 2002, Southern Union Company (Southern Union or the Company) issued a press release announcing that Southwest Gas Corporation (Southwest) has agreed to pay Southern Union $17.5 million to settle the Company's claims of fraud and bad faith breach of contract related to Southern Union's attempts to purchase Southwest. In addition, on August 7, 2002, Southern Union and Southwest jointly issued a press release announcing that they had settled all claims against each other related to the merger litigation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c) Exhibit No.
      -----------

      99.a Press Release issued by Southern Union Company dated August 7, 2002. 99.b Press Release issued by Southern Union Company and Southwest Gas
            Corporation dated August 7, 2002.







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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 SOUTHERN UNION COMPANY
                                 ----------------------
                                     (Registrant)



Date August 8, 2002              By  DAVID J. KVAPIL
     --------------                  --------------------------------
                                     David J. Kvapil
                                     Executive Vice President and Chief
                                     Financial Officer



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                                  EXHIBIT INDEX




Exhibit Number                           Description
--------------   ---------------------------------------------------------------
    99.a         Press Release issued by Southern Union Company dated August 7,
                 2002.
    99.b         Press Release issued by Southern Union Company and Southwest
                 Gas Corporation dated August 7, 2002.








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                                                                    EXHIBIT 99.a

02-11
For further information, contact:
Richard N. Marshall
Treasurer & Director of Investor Relations
Phone: 570.829.8662

                SOUTHWEST GAS TO PAY SOUTHERN UNION $17.5 MILLION
                                TO SETTLE LAWSUIT
                                -----------------

     PHOENIX, AZ. (August 7, 2002) - Southern Union Company (NYSE: SUG) announced today that Southwest Gas Corporation (NYSE: SWX) has agreed to pay Southern Union $17.5 million to settle Southern Union's claims of fraud and bad faith breach of contract related to Southern Union's attempts to purchase Southwest.

     In December 1998, ONEOK (NYSE: OKE) of Tulsa, Oklahoma offered to acquire Southwest for $28.50 per share. In February 1999, Southern Union offered to acquire Southwest for $32.00 per share, totaling more than $108 million more money for the Southwest shareholders. Southwest rejected Southern Union's offer and sued Southern Union for, among other things, breach of contract. On
January 4, 2002 United States District Court Judge Roslyn O. Silver of the District of Arizona dismissed all of Southwest's claims against Southern Union.

     After Southwest rejected Southern Union's higher offer, Southern Union commenced its case against Southwest, ONEOK and others in the Federal District Court of Arizona for, among other things, fraud and bad faith breach of contract. Those claims, which were set for trial in October, 2002 are resolved by the $17.5 million payment.

     "On several occasions, Southwest publicly stated that Southern Union's claims against it were 'baseless' and 'without merit.' This settlement clearly vindicates Southern Union's claims and reputation," said George L. Lindemann, Southern Union's Chairman and Chief Executive Officer.

     Southern Union will continue to pursue its claims against ONEOK, Arizona Corporation Commissioner James Irvin and others related to their interference with Southern Union's attempts to purchase Southwest. Those claims are not affected by the settlement with Southwest and are still set for trial in October, 2002.

     Southern Union Company is an international energy distribution company serving approximately 1.5 million customers through its operating divisions in Texas, Missouri, Pennsylvania, Rhode Island, Massachusetts and Mexico. For further information, visit www.southernunionco.com.

                                     -MORE-
     This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.

     Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining-unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including: any recent, pending or potential acquisition or merger, recent corporate restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flow.
                                      #####







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                                                                    EXHIBIT 99.b



02-10
For further information, contact:
Richard N. Marshall
Treasurer & Director of Investor Relations
Phone: 570.829.8662

                SOUTHWEST GAS TO PAY SOUTHERN UNION $17.5 MILLION
                                TO SETTLE LAWSUIT
                                -----------------

     PHOENIX, AZ. (August 7, 2002) - Southern Union Company (NYSE: SUG) and Southwest Gas Corporation (NYSE: SWX) announced today that they have settled all claims against each other related to the merger litigation pending between them in U.S. District Court in Phoenix, Arizona.

     Southwest will pay Southern Union $17.5 million in the settlement. Both parties will continue to pursue their respective claims against ONEOK
(NYSE: OKE). Trial of Southern Union's and Southwest's claims against ONEOK is scheduled to commence in Phoenix on October 15, 2002.

     Southern Union Company is an international energy distribution company serving approximately 1.5 million customers through its operating divisions in Texas, Missouri, Pennsylvania, Rhode Island, Massachusetts and Mexico. For further information, visit www.southernunionco.com.



     This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.

     Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining-unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including: any recent, pending or potential acquisition or merger, recent corporate restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flow.

                                      #####




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